Minimum Required Lease Payments under Noncancellable Operating Leases Excluding Payments Due under Noncancellable Operating Leases of NABCO(Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Future Minimum Lease Payments
2015	$ 149
2016	154
2017	39
Total	$ 342